Exhibit 99.3

LOCK-UP AGREEMENT

Greenlane Holdings, Inc.

4800 N Federal Hwy, Suite B200

Boca Raton, FL 33431

This agreement (this “Lock-up Agreement”) is being delivered to you in connection with the Strategic Advisor Warrants (the “Warrants”) to purchase shares of Class A common stock, par value $0.01 per share (the “Common Stock”) of Greenlane Holdings, Inc., a Delaware corporation (the “Company”) issued to the undersigned pursuant to the Strategic Advisory Agreement dated October 23, 2025 by and between certain advisors party thereto and the Company. The Warrants and the shares of Common Stock underlying the Warrants are herein collectively referred to as the “Securities.”

In light of the benefits that the Warrants confer upon you in your capacity as a securityholder of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, you hereby irrevocably agree that, without the prior written consent of the Company, during the period beginning on the date hereof through and including April 23, 2027 (the “Lock-Up Period”), you will not, and will not cause or direct any of your affiliates (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) to, directly or indirectly, (1) offer for sale, sell, assign, transfer, pledge, contract to sell, lend or otherwise dispose of (or enter into any transaction or agreement that is designed to, or would reasonably be expected to, result in the disposition by any person at any time in the future of) the Securities, (2) enter into any swap, hedge or similar agreement or arrangement (including, without limitation, the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivatives transaction or instrument, however described or defined) that transfers, is designed to transfer or reasonably could be expect to transfer (whether by the undersigned or someone other than the undersigned) in whole or in part, directly or indirectly, any of the economic benefits or risks of ownership of any Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or other securities of the Company, in cash or otherwise, (3) make any demand for or exercise any right or cause to be confidentially submitted or filed a registration statement, including any amendments thereto, with respect to the registration of any Securities, provided that, to the extent the undersigned has demand and/or piggyback registration rights under any registration rights agreement, investor rights agreement or similar agreement, the undersigned may notify the Company privately that the undersigned is or will be exercising its demand and/or piggyback registration rights under any such agreement following the expiration of the Lock-Up Period and undertake preparations related thereto, or (4) publicly disclose the intention to do any of the foregoing (the “Lock-Up Restrictions”).

The foregoing restrictions are expressly agreed to preclude you from engaging in any hedging or other transaction which is designed to, or which reasonably could be expected to, lead to or result in a sale or disposition of the Securities even if such Securities would be disposed of by someone other than you, including, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, forward, swap or any other derivative transaction or instrument) with respect to any shares of Common Stock, or any other security of the Company that includes, relates to, or derives any significant part of its value from shares of Common Stock or other securities of the Company.

The foregoing restrictions, including without limitation the immediately preceding sentence, shall not apply to:

(a) (i) any bona fide charitable gift or gifts, including, without limitation, to a charitable organization or educational institution, or (ii) bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock, in each case, that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided, that it shall be a condition to any transfer pursuant to this clause (a) that (1) the transferee/donee agrees to be bound by the terms of this Lock-Up Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) each party (donor, donee, transferor or transferee) shall agree to not voluntarily make, any filing or public announcement of the gift, sale or other disposition prior to the expiration of the Lock-Up Period, and any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (a); and (4) the undersigned notifies the Company at least two business days prior to the proposed gift, sale or other disposition;

(b) any transfers by will or intestacy; provided, that no public disclosure or filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be voluntarily made during the Lock-Up Period and any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (b);

(c) any transfers pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union, provided, that no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (c);

(d) transfers or dispositions to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value, or, if the undersigned is a trust, to a trustor or beneficiary of the trust, or, if the undersigned is a corporation, partnership, limited liability company or other business entity, to another corporation, partnership, limited liability company or other business entity that controls, is controlled by or is under common control with the undersigned or as part of a disposition, transfer or distribution by the undersigned to partners, limited partners, stockholders, members or equityholders of the undersigned, provided, in each case, that (1) any transferee agrees to be bound by the terms of this Lock-Up Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee(s) were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and (4) any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (d);

(e) the conversion, exercise or exchange of the Warrants into Common Stock, provided, that such shares of Common Stock or other securities issued upon conversion, exercise or exchange remain subject to the terms of this Lock-Up Agreement;

(f) any transfers or commitments to transfer pursuant to a merger, consolidation, tender offer or other similar transaction involving a Change of Control (as defined below) or reverse merger, provided, that in the event that such merger, consolidation, tender offer or other such transaction involving a Change of Control or reverse merger is not completed, the Securities held by the undersigned shall remain subject to the provisions of this Lock-Up Agreement;

(g) the transfer by the undersigned of shares of Common Stock or any securities convertible into, exercisable or exchangeable for, shares of Common Stock to the Company upon a vesting or settlement event of the Company’s securities or upon the exercise of Warrants on a “cashless” or “net exercise” basis, or in a “sell-to-cover” transaction, in each case, to the extent permitted by the Warrants, provided, that (1) the shares received upon exercise or settlement of such Warrants or other security are subject to the terms of this Lock-Up Agreement, (2) no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and (3) any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (g);

(h) transfers that are approved by the prior written consent of the Company in its reasonable judgment, as determined by the Board of Directors of the Company; and

(i) transfers to any affiliate (as defined in Rule 405 under the Securities Act), provided that (i) such transfer is not for value, (ii) the affiliate transferee agrees in writing, prior to such transfer, to be bound by the terms of this Lock-Up Agreement to the same extent as if the affiliate were an original party hereto, and (iii) the undersigned provides the Company with at least two (2) business days’ prior written notice of such transfer, including the identity of the affiliate transferee and a copy of the executed agreement by which the affiliate agrees to be bound by this Lock-Up Agreement.

“Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company (or the surviving entity).

This Lock-Up Agreement and any transaction contemplated by this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of Delaware.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. Any obligations of the undersigned shall be binding upon the heirs and executors (in the case of individuals), personal representatives, successors and assigns of the undersigned.

Dated: April 21, 2026

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(Signature)

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Address:_________________________________________